Exhibit 4.15

                                                            AMENDED AND RESTATED
                                                          CREDIT AGREEMENT DATED
                                                              AS OF JUNE 3, 1996


                                    AMENDMENT


                  AMENDMENT, dated as of March 27, 1997 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of June 3, 1996 (as amended prior to the date hereof and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation (the "Borrower"), COLLINS & AIKMAN CANADA INC., a Canadian corporation (the "Canadian Borrower"), COLLINS & AIKMAN CORPORATION, a Delaware corporation ("Holdings"), the financial institutions parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a New York banking corporation, as agent to the lenders thereunder (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


                  WHEREAS, the Borrower, the Canadian Borrower and Holdings have requested the Lenders to amend the Credit Agreement as set forth herein; and

                  WHEREAS, the Lenders are willing to amend the Credit Agreement on and subject to the terms and conditions thereof;

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

                  SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

                  SECTION 2. Amendment of Section 6.02 (Dividends and Distributions). Section 6.02(b) of the Credit Agreement is hereby amended by inserting immediately at the end thereof the phrase" plus an additional $12,000,000 for the period from April 1, 1997 through December 31, 1997".

                  SECTION 3. Representations and Warranties. The parties hereto hereby represent and warrant to the Administrative Agent and each Lender that after giving effect to the amendments contained herein, each party hereto hereby confirms, reaffirms and restates the representations and warranties set forth in
Article III of the Credit Agreement as if made on and as of the Amendment Effective Date, except as they may specifically relate to an earlier date; provided that such representations and warranties shall be and hereby are amended so that all references to the Agreement therein shall be deemed a reference to (i) the Credit Agreement, (ii) this Amendment and (iii) the Credit Agreement as amended by this Amendment.

                  SECTION 4. Conditions Precedent. This Amendment shall become effective as of the date hereof (the "Amendment Effective Date") when each of the conditions precedent set forth below shall have been fulfilled:

                  (a) Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the Borrower, the Canadian Borrower, Holdings and the Required Lenders.

                  (b) No Default or Event of Default. On and as of the Amendment Effective Date and after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

                  (c) Representations and Warranties. The representations and warranties made by the Borrower and the Canadian Borrower in the Credit Agreement and herein after giving effect to this Amendment and the transactions contemplated hereby shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on such date, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date.

                  (d) Acknowledgement, Consent and Amendment. The Administrative Agent shall have received from each of Holdings, the Borrower, the Canadian Borrower and the other Loan Parties with respect to each Loan Document to which it is a party a duly executed Acknowledgment, Consent and Amendment, substantially in the form of Exhibit A hereto.

                  SECTION 5. Continuing Effect of Credit Agreement. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any party hereto that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended and waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  SECTION 6. Expenses. The Borrower and the Canadian Borrower agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with (a) the negotiation, preparation, execution and delivery of this Amendment and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including the fees and expenses of Simpson Thacher & Bartlett, counsel to the Administrative Agent, and (b) the enforcement or preservation of any rights under this Amendment and any other such documents.

                  SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.


                          COLLINS & AIKMAN PRODUCTS CO.


                          By   /s/ J. Michael Stepp
                            Name: J. Michael Stepp
                            Title: Executive Vice President and Chief Financial Officer


                          COLLINS & AIKMAN CANADA INC.


                          By   /s/ Ronald T. Lindsay
                            Name: Ronald T. Lindsay
                            Title: Vice President







                          COLLINS & AIKMAN CORPORATION


                          By   /s/ J. Michael Stepp
                            Name: J. Michael Stepp
                            Title: Executive Vice President and Chief Financial Officer


                          THE CHASE MANHATTAN BANK,
                            as Administrative Agent and as a Lender


                          By  /s/ Rosemary Bradley
                            Name: Rosemary Bradley
                            Title: Vice President

                                       3

                          BANK OF AMERICA NATIONAL TRUST AND
                          SAVINGS ASSOCIATION, as Managing Agent and a Lender


                          by  /s/ Linda A. Carper
                             Name: Linda A. Carper
                            Title: Managing Director


                          NATIONSBANK, N.A., as Managing Agent and aLender


                          by  /s/ Joseph R. Netzel
                             Name: Joseph R. Netzel
                             Title: Vice President


                          AERIES FINANCE LTD.


                          By  /s/ Andrew Ian Wignall
                            Name: Andrew Ian Wignall
                            Title: Director


                          CERES FINANCE LTD.


                            By  /s/ Derrie Boggess
                               Name: Derri Boggess
                               Title: Director


                          STRATA FUNDING LTD.


                            By  /s/ Derrie Boggess
                               Name: Derrie Boggess
                               Title: Director


                                       4



                          RESTRUCTURED OBLIGATIONS BACKED BY SENIOR ASSETS B.V.

                          By:  Chancellor LGT Senior Secured Management, Inc., as Portfolio
                               Advisor


                          By  /s/ Christopher E. Jansen
                           Name: Christopher E. Jansen
                            Title: Managing Director


                          BANK OF IRELAND - GRAND CAYMAN BRANCH


                          By  /s/ John G. Cusack
                             Name: John G. Cusack
                             Title: Assistant Vice President


                          THE BANK OF NEW YORK


                          By  /s/ Ann Marie Beeble
                             Name: Ann Marie Beeble
                             Title: Assistant Vice President


                          THE BANK OF NOVA SCOTIA



                          By  /s/ Willam E. Zarrett
                             Name: William E. Zarrett
                             Title: Senior Relationship Manager


                          BANK OF SCOTLAND


                          By  /s/ Annie Chin Tat
                              Name: Annie Chin Tat
                              Title: Assistant Vice President

                                       5

                          BANK OF TOKYO - MITSUBISHI TRUST COMPANY


                          By
                             Name:
                             Title:







                          BANQUE PARIBAS


                            By
                               Name:
                               Title:


                          BRANCH BANKING AND TRUST COMPANY


                            By  /s/ W. Rufus Yates
                               Name: W. Rufus Yates
                               Title: Senior Vice President


                          OCTAGON CREDIT INVESTORS LOAN PORTFOLIO (a unit of The
                          Chase Manhattan Bank)



                            By  /s/ Richard W. Stewart
                            Name: Richard W. Stewart
                            Title: Managing Director


                          CIBC INC.


                            By  /s/ Roger Colden
                               Name: Roger Colden
                               Title: Director, CIBC Wood Gundy Securities Corp. AS AGENT


                                       6

                          COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE


                            By  /s/ Sean Mounier
                               Name: Sean Mounier
                               Title: First Vice President

                          By    /s/ Brian O'Leary
                               Name: Brian O'Leary
                               Title: Vice President

                          CREDIT LYONNAIS, NEW YORK BRANCH AND CREDIT LYONNAIS ATLANTA AGENCY


                            By  /s/ Robert Ivosevich
                               Name: Robert Ivosevich
                               Title: Senior Vice President



                            By
                               Name:
                               Title:


                          CREDITANSTALT CORPORATE FINANCE, INC.


                             By  /s/ W. Craig Stamm
                                Name: W. Craig Stamm
                                Title: Senior Associate

                             By /s/ Robert M. Biringer
                                Name: Robert M. Biringer
                                Title: EVP


                          CRESCENT/MACH I PARTNERS, L.P.

                            By: TCW Asset Management Company
                                its Investment Manager


                            By
                               Name:
                               Title:

                                       7

                          CRESTAR BANK


                            By
                               Name:
                               Title:


                          DRESDNER BANK, A.G. NEW YORK AND GRAND CAYMAN BRANCHE


                            By  /s/ Tomas J. Nadramia
                            Name: Thomas J. Nadramia
                            Title: Vice President


                            By /s/ Christopher E. Sarisky
                            Name: Christoper E. Sarisky
                            Title: Assistant Treasurer


                          FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                          By  /s/ David Silendo
                             Name: David Silendo



                             Title: Vice President


                          FUJI BANK


                          By
                             Name:
                             Title:


                          GIROCREDIT BANK


                          By   /s/ John Redding
                               Name: John Redding
                               Title: Vice President

                          By   /s/ Richard Stone
                               Name: Richard Stone
                               Title: First Vice President

                                       8

                          INDOSUEZ CAPITAL FUNDING II LTD.

                          By: Indosuez Capital, as Portfolio Advisor



                          By  /s/ Francoise Berthelot
                             Name: Francoise Berthelot
                             Title: Vice President


                          THE INDUSTRIAL BANK OF JAPAN, LTD.


                          By  /s/ Takuya Honjo
                              Name: Takuya Honjo
                              Title: Senior Vice President


                          THE LONG-TERM CREDIT BANK OF JAPAN LTD., NEW YORK BRANCH


                            By  /s/ Shuichi Tajima
                               Name: Shuichi Tajima
                               Title: Deputy General Manager


                          MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                            By
                               Name:
                               Title:


                          MERRILL LYNCH PRIME RATE PORTFOLIO
                            By: Merrill Lynch Asset Management, L.P.,
                                as Investment Advisor

                            By /s/ Patricia Loret de Mola
                               Name: Patricia Lore de Mola
                               Title: Senior Vice President

                                       9

                          SENIOR HIGH INCOME PORTFOLIO, INC.



                            By
                               Name:
                               Title:


                          SENIOR HIGH INCOME PORTFOLIO,
                          INC., as successor in interest
                          to SENIOR HIGH INCOME PORTFOLIO
                          II, INC.



                            By
                               Name:
                               Title:


                          SENIOR HIGH INCOME PORTFOLIO,
                          INC., as successor in interest
                          to SENIOR STRATEGIC INCOME FUND,
                          INC.



                            By
                               Name:


                          THE MITSUBISHI TRUST AND BANKING CORPORATION


                            By
                               Name:
                               Title:


                          NBD BANK


                            By
                               Name:
                               Title:



                                       10


                          NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                          By NEW YORK LIFE INSURANCE COMPANY

                          By  /s/ Steven M. Benerento
                              Name: Steven M. Benerento
                              Title: Assistant Vice President


                          THE NIPPON CREDIT BANK, LTD.


                            By  /s/ Clifford Abramsky
                               Name: Clifford Abramsky
                               Title: Senior Manager


                          SOCIETE GENERALE



                            By  /s/ Ralph Saheb
                               Name: Ralph Saheb
                               Title: Vice President, Manager


                          THE SUMITOMO TRUST & BANKING CO., LTD.


                            By  /s/ Suraj P. Bhatia
                               Name: Suraj P. Bhatia
                               Title: Senior Vice President, Manager, Corporate Finance Dept.


                          SUNTRUST BANK, ATLANTA



                          By  /s/ Jeffrey D. Drucker
                              Name: Jeffrey D. Drucker
                              Title: Banking Officer


                          By  /s/ David W. Penter
                              Name: David W. Penter
                              Title: Group Vice President

                                       11

                          THE TORONTO-DOMINION BANK


                            By  /s/ Debbie A. Greene
                               Name:  Debbie A. Greene
                               Title: Manager, Credit Administration



                          THE TRAVELERS INSURANCE COMPANY


                            By
                               Name:
                               Title:


                           THE TRAVELERS INDEMNITY COMPANY


                             By
                               Name:
                               Title:


                          UNITED STATES NATIONAL BANK OF OREGON


                            By /s/ David Wynde
                              Name: David Wynde
                              Title: Senior Vice President


                          VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST


                            By
                              Name:
                              Title:


                                       12

                          WACHOVIA BANK OF NORTH CAROLINA, N.A.


                            By /s/ Paul G. Grube
                              Name: Paul G. Grube
                              Title: Senior Vice President


                          WELLS FARGO BANK


                            By /s/ Delia B. Fance
                              Name: Delia B. Fance
                              Title: Vice President


                          THE YASUDA TRUST & BANKING CO., LTD.



                            By /s/ Morikazu Kimura
                              Name: Morikazu Kimura
                              Title: Chief Representative


                          BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                          By:
                                 Name:
                                 Title:

                          SENIOR DEBT PORTFOLIO
                          By:  Boston Management and Research, as Investment Advisor


                          By:
                                  Name:
                                  Title:

                                       13

                          PARIBAS CAPITAL FUNDING LLC


                          By:
                                 Name:
                                 Title:


                          ML CBO IV (CAYMAN) LTD.

                          By: Protective Asset Management LLC, as Collateral Manager


                          By:   /s/ James Dondero
                                Name: /s/ James Dondero, CPA, CFA
                                Title: President

                                                                    EXHIBIT A TO
                                                                       AMENDMENT

                     ACKNOWLEDGEMENT, CONSENT AND AMENDMENT

         Each of the undersigned corporations hereby:

         (a) acknowledges and consents to the execution, delivery and performance of the Amendment, dated as of March 27, 1997 (the "Amendment") to the Amended and Restated Credit Agreement dated as of June 3, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Collins & Aikman Canada Inc. (the "Canadian Borrower") Collins & Aikman Products Co. (the "Borrower"), Collins & Aikman Corporation ("Holdings"), the several banks and other institutions from time to time parties to the Credit Agreement (the "Lenders") and The Chase Manhattan Bank, as administrative agent to the lenders thereunder (in such capacity, the "Administrative Agent"); and

         (b) agrees that such execution, delivery and performance shall not in any way affect such corporation's obligations under any Loan Document (as defined in the Credit Agreement) to which such corporation is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim;

Dated:  March 27, 1997

                          COLLINS & AIKMAN PRODUCTS CO.

                           By   /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Executive Vice President and Chief Financial Officer

                          COLLINS & AIKMAN CANADA INC.

                           By   /s/ Ronald T. Lindsay
                             Name: Ronald T. Lindsay
                             Title: Vice President

                          COLLINS & AIKMAN CORPORATION

                            By   /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Executive Vice President and Chief Financial Officer

                          PACJ, INC.

                            By   /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Executive Vice President and Chief Financial Officer

                                       1

                          THE AKRO CORPORATION

                            By   /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Executive Vice President and Chief Financial Officer


                          DURA CONVERTIBLE SYSTEMS, INC.

                             By   /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Executive Vice President


                          IMPERIAL WALLCOVERINGS, INC.

                            By  /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Executive Vice President and Chief Financial Officer


                          MARKETING SERVICE, INC.

                            By  /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                              Title: Vice President


                          GREFAB, INC.

                            By  /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                              Title: Vice President



                          WICKES ASSET
                          MANAGEMENT, INC.

                            By  /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                              Title: Vice President


                                       2

                          COLLINS & AIKMAN INTERNATIONAL CORPORATION

                            By  /s/ Leonard F. Ferro
                             Name: Leonard F. Ferro
                              Title: Vice President, Treasurer

                          WICKES MANUFACTURING COMPANY

                          By  /s/ Robert Johnson, Jr.
                            Name: Robert Johnson, Jr.
                            Title: Assistant Treasurer


                          WICKES REALTY, INC.

                            By  /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                              Title: Vice President


                          ACK-TI-LINING, INC.

                            By /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Executive Vice President


                          AMCO CONVERTIBLE FABRICS, INC.




                            By  /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Executive Vice President and Chief Financial Officer

                                       3

                          MANCHESTER PLASTICS, INC.

                            By  /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Executive Vice President and Chief Financial Officer


                          HUGHES PLASTICS, INC.

                            By  /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Executive Vice President and Chief Financial Officer


                          COLLINS & AIKMAN PROPERTIES, INC. (f/k/a COLLINS & AIKMAN FLOOR
                          COVERINGS) GROUP, INC.

                            By: /s/ Leonard F. Ferro
                             Name: Leonard F. Ferro
                             Title: Secretary and Treasurer

                          COLLINS & AIKMAN CARPE& ACOUSTICS (TN), Inc.

                            By  /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Executive Vice President and Chief Financial Officer

                          COLLINS & AIKMAN CARPET & ACOUSTICS (MI), INC.

                            By  /s/ J. Michael Stepp
                             Name: J. Michael Stepp
                             Title: Executive Vice President and Chief Financial Officer

                                       4